                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 11, 1996



                                        /s/ Ronald K. Baur
                                        ------------------------------------
                                        Ronald K. Baur

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 19, 1996



                                        /s/ Kenneth W. Chesterman
                                        ------------------------------------
                                        Kenneth W. Chesterman

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 9, 1996



                                        /s/ Charles H. Erhart
                                        ------------------------------------
                                        Charles H. Erhart

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 19, 1996



                                        /s/ Mary Lou Fox
                                        ------------------------------------
                                        Mary Lou Fox

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 15, 1996



                                        /s/ Thomas C. Hutton
                                        ------------------------------------
                                        Thomas C. Hutton

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 11, 1996



                                        /s/ Patrick E. Keefe
                                        ------------------------------------
                                        Patrick E. Keefe

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 18, 1996



                                        /s/ Sandra E. Laney
                                        ------------------------------------
                                        Sandra E. Laney

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 11, 1996



                                        /s/ Andrea R. Lindell
                                        ------------------------------------
                                        Andrea R. Lindell

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 10, 1996



                                        /s/ Sheldon Margen
                                        ------------------------------------
                                        Sheldon Margen

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 19, 1996



                                        /s/ Kevin J. McNamara
                                        ------------------------------------
                                        Kevin J. McNamara

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 19, 1996



                                        /s/ John M. Mount
                                        ------------------------------------
                                        John M. Mount

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 11, 1996



                                        /s/ Timothy S. O'Toole
                                        ------------------------------------
                                        Timothy S. O'Toole

                               POWER OF ATTORNEY


        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


Dated:  March 11, 1996



                                        /s/ D. Walter Robbins, Jr.
                                        ------------------------------------
                                        D. Walter Robbins, Jr.